     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 1999
                                                           REGISTRATION NO. 333-
                                                           =====================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                              COSTILLA ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

                                 ---------------


          DELAWARE                                           75-2658940
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

                                 ---------------


                                          BOBBY W. PAGE, SENIOR VICE PRESIDENT
                                                 COSTILLA ENERGY, INC.
      400 WEST ILLINOIS, SUITE 1000           400 WEST ILLINOIS, SUITE 1000
          MIDLAND, TEXAS 79701                     MIDLAND, TEXAS 79701
             (915) 683-3092                           (915) 683-3092
  (Address, including zip code, and         (Name, address, including zip code,
 telephone and number, including area      and telephone number including area
code, of telephone number, Registrant's       code, of agent for service)
    principal executive offices)

                                 ---------------

                                   Copies to:

                               RICHARD T. MCMILLAN
                        COTTON, BLEDSOE, TIGHE & DAWSON,
                           A PROFESSIONAL CORPORATION
                          500 WEST ILLINOIS, SUITE 300
                              MIDLAND, TEXAS 79701
                                 (915) 684-5782

                                 ---------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [x] 333-70357
                                                  ---------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ___________________

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                ---------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
    TITLE OF EACH CLASS OF         AMOUNT TO BE    PROPOSED MAXIMUM OFFERING PRICE   PROPOSED MAXIMUM AGGREGATE       AMOUNT OF
  SECURITIES TO BE REGISTERED       REGISTERED               PER UNIT(1)                 OFFERING PRICE (1)       REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
 Common Stock, $0.10 par value       1,000,000                 $2.125                        $2,125,000                 $591
===================================================================================================================================

    (1) Estimated pursuant to Rule 457(c) under the Securities Act of 1933 solely for the purpose of calculating the amount of the registration fee on the basis of the average of the high and low prices of the Common Stock reported on the Nasdaq National Market on April 12, 1999.

                                 ---------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                           INCORPORATION BY REFERENCE

     The contents of the Registration Statement on Form S-3 relating to the registration of 3,000,000 shares of Common Stock, $0.10 par value, of Costilla Energy, Inc. filed on January 8, 1999, file number 333-70357, as amended by Amendment No. 1 filed on January 22, 1999 and Amendment No. 2 filed on February 11, 1999, are incorporated herein by reference.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS



ITEM 16.          EXHIBITS


Exhibit No.                                    Description of Exhibit
-----------                                    ----------------------
5.1............................. Opinion of Cotton, Bledsoe, Tighe & Dawson, P.C.

23.1............................ Consent of KPMG LLP

23.2............................ Consent of Williamson Petroleum Consultants

23.3............................ Consent of W. Scott Epley, P.E.

23.4............................ Consent of Cotton, Bledsoe, Tighe & Dawson, P.C. (included as part of Exhibit 5.1)

24.1............................ Power of Attorney

24.2............................ Certified copy of resolution of Board of Directors of Costilla Energy, Inc. authorizing signature by Power of Attorney

---------------------------
All of the above exhibits are filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Midland, State of Texas on this 15th day of April, 1999.

                                              COSTILLA ENERGY, INC.


                                              By: /s/ MICHAEL J. GRELLA*
                                                  ----------------------------
                                                  Michael J. Grella
                                                  President and Chief Executive
                                                  Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



           NAME                             Title                       Date
           ----                             -----                       ----
/s/ MICHAEL J. GRELLA*              President, Chief Executive      April 15, 1999
----------------------------        Officer and Director
   Michael J. Grella


/s/ CADELL S. LIEDTKE*              Chairman of the Board and       April 15, 1999
----------------------------        Director
   Cadell S. Liedtke


/s/ HENRY G. MUSSELMAN*             Executive Vice President        April 15, 1999
----------------------------        and Director
   Henry G. Musselman


/s/ JERRY J. LANGDON*               Director                        April 15, 1999
----------------------------
   Jerry J. Langdon


/s/ W.D. KENNEDY*                   Director                        April 15, 1999
----------------------------
   W. D. Kennedy


/s/ SAMUEL J. ATKINS, III*          Director                        April 15, 1999
----------------------------
   Samuel J. Atkins, III


/s/ BOBBY W. PAGE                   Senior Vice President and       April 15, 1999
----------------------------        Chief Financial Officer
   Bobby W. Page


* /s/ BOBBY W. PAGE
----------------------------
   Bobby W. Page,
   Attorney in Fact

                                  EXHIBIT INDEX


   Exhibit No.          Description of Exhibit
   -----------          ----------------------
5.1.................... Opinion of Cotton, Bledsoe, Tighe & Dawson, P.C.

23.1................... Consent of KPMG LLP

23.2................... Consent of Williamson Petroleum Consultants

23.3................... Consent of W. Scott Epley, P.E.

23.4................... Consent of Cotton, Bledsoe, Tighe & Dawson (included as part of Exhibit 5.1)

24.1................... Power of Attorney

24.2................... Certified copy of resolution of Board of Directors of Costilla Energy, Inc. authorizing signature by
                         Power of Attorney

---------------------------

All of the above exhibits are filed herewith.